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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                                APRIL 28, 1998
                                (Date of Report)


                                KOSS CORPORATION
             (Exact name of registrant as specified in its charter)


      DELAWARE                          0-3295                     39-1168275
    (State or other               (Commission File                (IRS Employer
    jurisdiction of                    Number)                     ID Number)
    incorporation)


                        4129 NORTH PORT WASHINGTON AVENUE
                           MILWAUKEE, WISCONSIN 53212

                    (Address of principal executive offices)



                                 (414) 964-5000
              (Registrant's telephone number, including area code)


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         This report includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this report regarding the financial position and capital expenditures of the Company are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified based on current expectations. Consequently, future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements contained in this report, other filings, press releases or otherwise.
         Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from such expectations ("Cautionary
Factors") include, without limitation, unanticipated developments in any one or more of the following areas: the receptivity of consumers to new consumer electronics technologies; the rate of consumer acceptance of new product introductions; competition; the number and nature of customers and their product orders; pricing; production by exclusive third party vendors; foreign manufacturing; sourcing and sales (including foreign government regulation, trade and importation concerns, fluctuation in exchange rates and adoption of a uniform currency in certain European countries); borrowing costs; changes in taxes due to changes in the mix of U.S. and non-U.S. revenue; pending or threatened litigation and investigations; the availability of key personnel; the operation of management information and computer systems at the Company's customers and vendors, especially as it relates to the year 2000 issue; and other risks factors which may be detailed from time to time in the Company's Securities and Exchange Commission filings. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by the Cautionary Factors.

ITEM 5.  OTHER EVENTS

         PRESS RELEASE. On April 27, 1998, Koss Corporation issued a Press Release announcing a decline in forecasted sales revenue for the company's coming fiscal year ending June 30, 1999. A copy of said Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  99.1 Press release announcing decline in forecasted sales revenue for fiscal 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  KOSS CORPORATION
                                  (Registrant)


                                  By:       /s/ Michael J. Koss
                                            ------------------------------------
                                            Michael J. Koss
                                            President, Chief Executive Officer
                                            and Chief Financial Officer


Date: April 28, 1998


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                                KOSS CORPORATION
                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K



                                                                   INCORPORATED
EXHIBIT                                                             HEREIN BY            FILED
 NUMBER                              DESCRIPTION                    REFERENCE          HEREWITH
-------                              -----------                   ------------        --------
  99.1      Press release announcing decline in forecasted sales                           X
            revenue for fiscal 1999.